ADVANCED SERIES TRUST
AST FQ Absolute Return Currency Portfolio

Supplement dated May 28, 2014
to the Summary Prospectus of the
AST FQ Absolute Return Currency Portfolio dated April 28, 2014

This supplement should be read in conjunction with your Summary Prospectus (the Summary Prospectus) for the AST FQ Absolute Return Currency Portfolio and should be retained for future reference. The AST FQ Absolute Return Currency Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

A.	AST FQ Absolute Return Currency Portfolio

Because of the nature of its investments, the AST FQ Absolute Return Currency Portfolio will be subject to regulation under the Commodity Exchange Act.

To reflect this, the Summary Prospectus is revised as follows:

I.	The following is added to “Principal Risks of Investing in the Portfolio” under the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus for the AST FQ Absolute Return Currency Portfolio:

Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.

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